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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

         601 SECOND AVENUE SOUTH
             MINNEAPOLIS, MN                                  55402
  (Address of principal executive offices)                  (Zip Code)


                                Melissa A. Rosal
                         U.S. Bank National Association
                        400 N. Michigan Avenue, 2nd Floor
                             Chicago, Illinois 60611
                            Telephone (312) 836-6716
            (Name, address and telephone number of agent for service)

                          TOYOTA AUTO RECEIVABLES TRUST
                     (Issuer with respect to the Securities)
                       TOYOTA AUTO FINANCE RECEIVABLES LLC
             (Exact name of Registrant as specified in its charter)

                DELAWARE                           95-4836519
   (State or other jurisdiction of             (I.R.S. Employer
    incorporation or organization)            Identification No.)

           19300 GRAMERCY PLACE
                TORRANCE, CA                            90509
(Address of Principal Executive Offices)             (Zip Code)

                             ASSET BACKED SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                   Comptroller of the Currency
                   Washington, D.C.

        b)    Whether it is authorized to exercise corporate trust powers.
                   Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

         None

ITEMS 3-15 The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188.*

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
              Exhibit 1 of Form T-1, Registration No. 333-67188.*

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188.*

         5.   Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188.*

         7. Report of Condition of the Trustee as of September 30, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

         8.   Not applicable.

         9.   Not applicable.

         *Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Items 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.

                                       2
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                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 17th day of December, 2002.


                              U.S. BANK NATIONAL ASSOCIATION

                              By:   /s/ Melissa A. Rosal
                                    -------------------------------
                                    Melissa A. Rosal
                                    Vice President

                                       3

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                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2002

                                    ($000'S)

                                               9/30/2002
                                               ---------
ASSETS
   Cash and Due From Depository Institutions   $8,809,794
   Federal Reserve Stock                                0
   Securities                                  28,156,313
   Federal Funds                                  975,986
   Loans & Lease Financing Receivables        111,491,144
   Fixed Assets                                 1,357,049
   Intangible Assets                            8,242,263
   Other Assets                                 7,510,862
                                             ------------
      TOTAL ASSETS                           $166,543,411

LIABILITIES
   Deposits                                  $112,901,360
   Fed Funds                                    2,319,887
   Treasury Demand Notes                                0
   Trading Liabilities                            285,504
   Other Borrowed Money                        20,829,386
   Acceptances                                    137,242
   Subordinated Notes and Debentures            5,696,195
   Other Liabilities                            5,198,418
                                             ------------
   TOTAL LIABILITIES                         $147,367,992

EQUITY
   Minority Interest in Subsidiaries             $990,010
   Common and Preferred Stock                      18,200
   Surplus                                     11,312,077
   Undivided Profits                            6,855,132
                                             ------------
      TOTAL EQUITY CAPITAL                    $19,175,419

TOTAL LIABILITIES AND EQUITY CAPITAL         $166,543,411

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Melissa A. Rosal
     --------------------
     Vice President

Date:  December 17, 2002